          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Marc Baker, the Chief Executive Officer & Chief Financial Officer of
Optical Concepts of America, Inc. (the "Company"), certify, pursuant to Section
906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)      the Quarterly Report on Form 10-QSB of the Company for the period ended
         September 30, 2003 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15
         U.S.C. 78m or 78o(d)); and

(2)      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 23, 2003

                                              /s/   Marc Baker
                                              ---------------------------------
                                              Name: Marc Baker
                                              Title:Chief Executive Officer &
                                                    Chief Financial Officer